Exhibit 10.5

Execution version

LIMITED CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

This LIMITED CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 28, 2022 (this “Amendment”), to that certain Credit Agreement dated as of May 11, 2021 (as amended, modified and restated from time to time prior to the date hereof, the “Existing Credit Agreement” and, the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”), by and among MARINUS PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”), certain Subsidiaries of the Borrower that may be required to provide Guarantees from time to time thereunder (each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time thereunder (each a “Lender” and collectively, the “Lenders”), and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) is entered into by and among the Borrower, the Administrative Agent and the undersigned Lenders (collectively, the “Parties”).

WHEREAS, Borrower desires to enter into that certain revenue interest financing agreement with Sagard Healthcare Royalty Partners, LP (“Sagard”), attached hereto as Exhibit A (the “Sagard Financing Agreement”);

WHEREAS, the terms of the Sagard Financing Agreement do not meet the conditions set forth in the definition of “Revenue Interest Financing” in Section 1.01 of the Existing Credit Agreement, including with respect to the maximum royalty amount permitted thereunder, and therefore the Indebtedness incurred and Liens granted pursuant to the Sagard Financing Agreement is prohibited by, among other things, Sections 9.01 and 9.02 of the Existing Credit Agreement, absent the consent of the Administrative Agent and the Majority Lenders pursuant to Section 14.04 of the Existing Credit Agreement;

WHEREAS, Borrower has requested the consent of the Administrative Agent and the Lenders pursuant to Section 14.04 of the Existing Credit Agreement to certain amendments to the Credit Agreement to permit the Borrower’s entry into the Sagard Financing Agreement and the transactions contemplated thereby, and the entry of the Administrative Agent into that certain Intercreditor Agreement between the Administrative Agent and Sagard with respect to the Sagard Financing Agreement, dated as of October 28, 2022 (the “Intercreditor Agreement”);

WHEREAS, the Lenders are willing to consent to such amendments on the terms and conditions set forth herein, and in connection therewith, the Parties desire to amend certain provisions of the Existing Credit Agreement subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, effective as of the date hereof, as follows:

1.	Defined Terms. Each capitalized term or phrase used herein but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.
2.	Amendments.

a)	Subject to the terms and conditions hereof, upon the Amendment Effective Date, the following definitions in Section 1.01 of the Existing Credit Agreement shall be amended and restated in their entirety as follows:

““Permitted Licenses” means: (A) licenses of off-the-shelf software that is commercially available to the public, (B) intercompany licenses or grants of rights for development, manufacture, production, commercialization (including commercial sales to end users), marketing, promotion, co-promotion, sales or distribution among the Obligors, (C) any non-exclusive license for the use of (or covenant not to sue with respect to) the Intellectual Property of Borrower or any of its Subsidiaries or non-exclusive grants of rights for development, manufacture, production, commercialization (including commercial sales to end users), marketing, promotion, co-promotion, sales or distribution of any Product, in each case, entered into in the Ordinary Course; provided, that, with respect to each such license or grant described in clause (C) above, (i) no Event of Default has occurred or is continuing at the time of such license or grant, and (ii) such license or grant constitutes an Arm’s Length Transaction, the terms of which do not provide for a sale or assignment of Intellectual Property; (D) licenses in connection with any Revenue Interest Financing, (E) other licenses to which the Administrative Agent shall have consented to in writing (such consent not to be unreasonably withheld); (F) any non-exclusive or exclusive license of (or covenant not to sue with respect to) Intellectual Property or technology or a grant of rights for development, manufacture, production, commercialization (including commercial sales to end users), marketing, co-promotion, or distribution existing on or contemplated as of the Closing Date, in each case, to the extent set forth on Schedule 3 and (G) those certain exclusive outbound licenses to be granted by the Borrower described on Schedule 5.

““Material Indebtedness” means (i) at any time, any Indebtedness of any Obligor or Subsidiary thereof, the outstanding principal amount of which, individually or in the aggregate, exceeds $5,000,000 (or the Equivalent Amount in other currencies) and (ii) the Revenue Interest Financing.”

““Revenue Interest Financing” means that certain revenue interest financing transaction pursuant to that certain Revenue Interest Financing Agreement by and among the Borrower and Sagard Healthcare Royalty Partners, LP, dated as of October 28, 2022 (the “RIFA”), as in effect on the date hereof and provided to the Administrative Agent prior to the date hereof, and secured only by Liens on the Collateral (as defined in the Permitted Intercreditor Agreement) securing the Financing Lien Obligations (as defined in the Permitted Intercreditor Agreement).”

b)	Subject to the terms and conditions hereof, upon the Amendment Effective Date, Section 3.05 of the Existing Credit Agreement shall be amended by replacing “2.0%” with “2.67%”.

c)	Subject to the terms and conditions hereof, upon the Amendment Effective Date, Section 9.01(n) of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

“(n) Indebtedness pursuant to the Revenue Interest Financing.”

d)	Subject to the terms and conditions hereof, upon the Amendment Effective Date, Section 9.01(u) of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

“and (u) purchase price adjustments, indemnity payments and other Deferred Acquisition Consideration in connection with any Permitted Acquisition, in each case that are permitted pursuant to the definition of “Permitted Acquisition”.”

e)	Subject to the terms and conditions hereof, upon the Amendment Effective Date, Section 9.01(v) of the Existing Credit Agreement shall be deleted in its entirety.
f)	Subject to the terms and conditions hereof, upon the Amendment Effective Date, Section 9.09(r) of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

“(r) the sale or transfer of the Revenue Interests (as defined in the RIFA) pursuant to the Revenue Interest Financing.”

g)	Subject to the terms and conditions hereof, upon the Amendment Effective Date, Section 12.13 of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

“Section 12.13 Intercreditor Agreement. In connection with the entry by the Borrower into the Revenue Interest Financing, the Administrative Agent is hereby authorized to enter into that certain Intercreditor Agreement with respect to the Revenue Interest Financing by and among the Administrative Agent and Sagard Healthcare Royalty Partners, LP, and acknowledged by the Borrower, dated as of October 28, 2022 (as amended, modified or restated from time to time) (the “Permitted Intercreditor Agreement”). Each Lender agrees to be bound by the terms thereof and directs the Administrative Agent to enter into such Permitted Intercreditor Agreement on behalf of such Lenders in connection with the Revenue Interest Financing and agrees that the Administrative Agent may take such actions on its behalf as is contemplated by the terms of such Permitted Intercreditor Agreement.”

h)	Subject to the terms and conditions hereof, upon the Amendment Effective Date, Exhibit B hereto shall be added to the Existing Credit Agreement as Schedule 5.

3.	Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) that each of the following conditions has been satisfied or waived:
a)	The Administrative Agent shall have received counterparts of this Amendment duly executed by Borrower and the Lenders.
b)	The Administrative Agent shall have received payment in cash from the Borrower, for the account of the Lenders on a pro rata basis, a consent fee in the amount of $250,000, which consent fee shall be payable in immediately available funds, fully earned when paid and shall not be refundable for any reason whatsoever.
c)	Substantially contemporaneous with the Amendment Effective Date, the Sagard Financing Agreement, the Intercreditor Agreement and the other definitive documentation related thereto shall have been fully executed and become effective, in each case on terms and conditions satisfactory to the Administrative Agent and the Lenders.
d)	The Borrower shall have paid all fees and expenses of the Administrative Agent and the Lenders in connection with this Amendment, the Intercreditor Agreement or otherwise incurred prior to the date hereof (including the fees and expenses of Sullivan & Cromwell LLP).
4.	Representations and Warranties. Borrower hereby represents and warrants to the Administrative Agent and each Lender that:
a)	The representations and warranties set forth in the Credit Agreement and in the other Loan Documents, each as amended to date, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as the date hereof, with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date.
b)	This Amendment, the Credit Agreement and each other document delivered by such Person in connection herewith has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
c)	The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower. This Amendment and each other document delivered by it in connection herewith has been duly authorized, executed and delivered to the Administrative Agent and Lenders by the Borrower and each is enforceable in accordance with its terms and is in full force and effect.

5.	Modification. This Amendment, and the Credit Agreement, as amended by this Amendment, embody and constitute the entire understanding among the Parties with respect to the subject matter contemplated herein and all prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Amendment and the Credit Agreement. None of this Amendment, the Credit Agreement or any provision hereof or thereof may be waived, modified, amended, discharged or terminated except pursuant to Section 14.04 of the Credit Agreement. Except as expressly modified by this Amendment, the Credit Agreement shall remain in full force and effect. From and after the Amendment Effective Date, the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith. This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.
6.	Reservation of Rights. The Administrative Agent and the Lenders hereby reserve all of their rights and remedies under the Credit Agreement and the other Loan Documents, or at law or in equity with regard thereto. Any failure to specify such events in this Amendment shall not constitute a waiver of any Default or Event of Default resulting from such event.
7.	Continuing Effect of Credit Agreement; Conflicts. Except as expressly modified pursuant hereto, no other changes or modifications to the Credit Agreement or the other Loan Documents are intended or implied by this Amendment and in all other respects the Credit Agreement and the other Loan Documents hereby are ratified, restated and confirmed by all Parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment, the Facility Agreement and the other Loan Documents, the terms of this Amendment shall govern and control.
8.	Release.
a)	In consideration of this Amendment and agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, each on behalf of itself and its successors, assigns, and other legal representatives hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each of the Secured Parties, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (each Secured Party and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower or any of its respective successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder (any of the foregoing, a “Claim” and collectively, the “Claims”). Borrower expressly acknowledges and agrees, with respect to the Claims, that it waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of U.S. common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 9. Furthermore, Borrower hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released and/or discharged by Borrower pursuant to this Section 9. The foregoing release, covenant and waivers of this Section 9 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment or prepayment of any of the Loans, or the termination of the Credit Agreement, this Amendment, any other Loan Document or any provision hereof or thereof.
b)	Borrower understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
c)	Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
9.	Reaffirmation of Obligations and Security. Borrower, by its signature below, hereby agrees that:
a)	(i) after giving effect to this Amendment, the Security Documents shall continue to be in full force and effect and (ii) affirms and confirms all of its obligations and liabilities under the Credit Agreement, the Security Documents, and each other Loan Document, in each case after giving effect to this Amendment, including its pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure the Obligations, all as provided in the Security Documents as originally executed, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Amendment; and
b)	after giving effect to this Amendment, each Lien granted by it to the Administrative Agent for the benefit of the Parties under each of the Loan Documents to which it is a party shall (i) continue in full force and effect during the term of the Credit Agreement and (ii) continue to secure the Obligations, in each case on and subject to the terms and conditions set forth in the Credit Agreement and the other Loan Documents.
10.	Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and releases of Parent and each Borrower made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Agent or any Lender, or any closing, shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.
11.	Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.
12.	Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
13.	Governing Law. This Amendment shall be governed in accordance with the laws of the State of New York, without regard to its conflict of law principles.
14.	Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single agreement.
15.	Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Parties and each of their respective successors and assigns.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the day and year first above written.

Borrower

Marinus PHARMACEUTICALS, INC.

By: /s/ Steven Pfanstiel

Name: Steven Pfanstiel

Title: Chief Financial Officer

Administrative Agent

Oaktree fund administration, llc

By Oaktree Capital management, l.p. its Managing Member

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Authorized Signatory

By: /s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

Lenders

OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

EXELON STRATEGIC CREDIT HOLDINGS, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

OAKTREE-NGP STRATEGIC CREDIT, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

OAKTREE-MINN STRATEGIC CREDIT LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

OAKTREE-FORREST MULTI-STRATEGY, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

INPRS STRATEGIC CREDIT HOLDINGS, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

Oaktree Gilead Investment Fund AIF (Delaware), L.P.

By: Oaktree Fund AIF Series, L.P. – Series T

Its: General Partner

By: Oaktree Fund GP AIF, LLC

Its: Managing Member

By: Oaktree Fund GP III, L.P.

Its: Managing Member

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Authorized Signatory

By: /s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

Oaktree PRE Life Sciences Fund, L.P.

By: Oaktree Pre Life Sciences Fund GP, L.P.

Its: General Partner

By: Oaktree Fund GP IIA, LLC

Its: General Partner

By: Oaktree Fund GP II, L.P.

Its: Managing Member

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Authorized Signatory

By: /s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

Oaktree Huntington-GCF Investment Fund (Direct Lending AIF), L.P.

By: Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, L.P.

Its: General Partner

By: Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, LLC

Its: General Partner

By: Oaktree Fund GP III, L.P.

Its: Managing Member

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Authorized Signatory

By: /s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

Oaktree GCP Fund Delaware Holdings, L.P.

By: Oaktree Global Credit Plus Fund GP, L.P.

Its: General Partner

By: Oaktree Global Credit Plus Fund GP, Ltd.

Its: General Partner

By: Oaktree Capital Management, L.P.

Its: Director

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Authorized Signatory

By: /s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

Oaktree Strategic Income II, Inc.

By: Oaktree Fund Advisors, LLC

Its: Investment Advisor

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

Oaktree Specialty Lending Corporation

By: Oaktree Fund Advisors, LLC

Its: Investment Advisor

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

EXHIBIT A

Revenue Interest Financing Agreement

Schedule 5

Permitted Exclusive Outbound Licenses